Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of July 18, 2007 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 8, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ENDURANCE SPECIALTY HOLDINGS LTD., a company organized under the laws of Bermuda (the “Parent Borrower”), the Designated Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties thereto, the lending institutions listed from time to time on Schedule I to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Parent Borrower, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Parent Borrower and the Designated Subsidiary Borrowers have requested, and upon this Amendment becoming effective, the Required Lenders have agreed, to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1  Amendment of Section 8.07 Restricted Payments. Section 8.07 is hereby amended in its entirety:

“The Parent Borrower will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Parent Borrower, if, in any case referred to above, a Default or Event of Default shall have occurred and be continuing at the time of such action or would result therefrom. Notwithstanding the foregoing, the Parent Borrower and its Subsidiaries may declare and pay dividends in respect of any Preferred Securities if, at the time of and after giving effect to such dividend, no Default under Sections 9.01, 9.04 or 9.05 shall have occurred and be continuing.”

1.2  Amendment of Section 10 Definitions. a) Section 10 is hereby amended by inserting as appropriate in alphabetical order the definition of “Preferred Securities” which shall mean:

“Preferred Securities” shall mean any preferred Equity Interests (or capital stock) of such Person that has preferential rights with respect to dividends or redemptions or upon liquidation or dissolution of such Person over shares of common Equity Interests (or capital stock)

of any other class of such Person.

b) Section 10 is hereby amended by deleting in its entirety the definition of “Indebtedness” and inserting in lieu thereof:

“Indebtedness” of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all indebtedness of a type referred to in clauses (i) through (iii) or (v) through (vii) of this definition of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all capitalized lease obligations of such Person, (vi) all obligations of such Person under Interest Rate Protection Agreements and (vii) all Contingent Obligations of such Person with respect to any of the foregoing; provided that, Indebtedness shall not include (x) trade payables (including payables under insurance contracts and reinsurance payables) and accrued expenses, in each case arising in the ordinary course of business, (y) obligations with respect to Policies and (z) Preferred Securities.

SECTION 2. MISCELLANEOUS

2.1  Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) of receipt by the Administrative Agent of counterparts hereof duly executed by the Parent Borrower, the Designated Subsidiary Borrowers and Lenders constituting the Required Lenders.

2.2  Representations and Warranties. To induce the Lenders parties hereto to enter into this First Amendment, each Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the First Amendment Effective Date that the representations and warranties made by such Borrower in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, before and after giving effect to the effectiveness of this First Amendment, as if made on and as of the First Amendment Effective Date, provided that, any representation or warranty made as of a specified earlier date need only be true and correct in all material respects as of such specified earlier date.

2.3  No Other Amendments Confirmation. Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

2.4  Payment of Expenses. The Parent Borrower agrees to reimburse the Lender for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

2.5  Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this

Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

2.6  GOVERNING LAW. AS PROVIDED IN SECTION 12.08 OF THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (OTHER THAN LETTERS OF CREDIT ISSUED UNDER THE LAWS OF ENGLAND AND WALES AND THE LAWS OF OTHER JURISDICTIONS, AS AGREED TO BETWEEN THE APPLICABLE BORROWER AND THE ISSUING LENDER IN ACCORDANCE WITH SECTIONS 2A.01 AND 2B.01) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT (OTHER THAN WITH RESPECT TO LETTERS OF CREDIT ISSUED UNDER THE LAWS OF THE UNITED KINGDOM IN ACCORDANCE WITH SECTIONS 2A.01 and 2B.01) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER AND EACH LENDER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Address:
Wellesley House 90 Pitts Bay Road Pembroke HM 08 Bermuda	ENDURANCE SPECIALTY HOLDINGS LTD.
	By:	/s/ John V. Del Col
		Name:	John V. Del Col
		Title:	General Counsel & Secretary
Attention: Michael McGuire Telephone: +1 (441) 278-0943 Facsimile: +1 (441) 278-0493

Wellesley House 90 Pitts Bay Road Pembroke HM 08 Bermuda	ENDURANCE SPECIALTY INSURANCE LTD.
	By:	/s/ John V. Del Col
		Name:	John V. Del Col
		Title:	General Counsel & Secretary
Michael McGuire Telephone: +1 (441) 278-0943 Facsimile: +1 (441) 278-0493

1209 Orange Street Wilmington, Delaware 19801	ENDURANCE U.S. HOLDINGS CORP.
	By:	/s/ Kenneth J. LeStrange
		Name:	Kenneth J. LeStrange
		Title:	Chairman of the Board and President
Attention: Emily Canelo, Esq. Telephone: +1 (914) 468-8000 Facsimile: +1 (914) 997-0331

4th Floor, 2 Minster Court London, EC3R 7BB United Kingdom	ENDURANCE WORLDWIDE HOLDINGS LIMITED
	By:	/s/ Simon Minshall
		Name:	Simon Minshall
		Title:	Chief Financial Officer
Attention: Simon Minshall Telephone: +44 (0)20 7337 2830 Facsimile: +44 (0)20 7337 2900

First Amendment Signature Page

4th Floor, 2 Minster Court London, EC3R 7BB United Kingdom	ENDURANCE WORLDWIDE INSURANCE LIMITED
	By:	/s/ Simon Minshall
		Name:	Simon Minshall
		Title:	Chief Financial Officer
Attention: Simon Minshall Telephone: +44 (0)20 7337 2830 Facsimile: +44 (0)20 7337 2900

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Agent and a Lender
By:	/s/ Erin O’Rourke
	Name:	Erin O’Rourke
	Title:	Executive Director

WACHOVIA BANK, N.A.
By:	/s/ William R. Goley
	Name:	William R. Goley
	Title:	Director

ING BANK N.V., LONDON BRANCH
By:	/s/ N.J. Marchant
	Name:	N.J. Marchant
	Title:	Director

By:	/s/ M.E.R. Sherman
	Name:	M.E.R. Sherman
	Title:	Managing Director

BANK OF AMERICA, N.A.
By:	/s/ Debra Basler
	Name:	Debra Basler
	Title:	Senior Vice President

First Amendment Signature Page

BARCLAYS BANK PLC
By:	/s/ Patrizia Calabro
	Name:	Patrizia Calabro
	Title:	Manager

LLOYDS TSB BANK PLC
By:	/s/ Jason Eperon
	Name:	Jason Eperon
	Title:	Director, Financial Institutions, USA

By:	/s/ Candi Obrentz
	Name:	Candi Obrentz
	Title:	Associate Director, Financial Institutions, USA

THE BANK OF NEW YORK
By:
Name:
Title:

CALYON NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
Greenwich Capital Markets, Inc. as agent for The Royal Bank of Scotland plc
By:	/s/ David Howes
	Name:	David Howes
	Title:	Vice President

First Amendment Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

LANDESBANK HESSEN-THÜRINGEN NEW YORK BRANCH
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:	/s/ Chatphet Saipetch
	Name:	Chatphet Saipetch
	Title:	Vice President

First Amendment Signature Page

MERRILL LYNCH COMMERCIAL FINANCE CORPORATION
By:	/s/ David Millett
	Name:	David Millett
	Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:
Name:
Title:

First Amendment Signature Page